ANNUAL MEETING OF SHAREHOLDERS July 7, 2016 www.htareit.com NYSE: HTA Exhibit 99.1

FORWARD LOOKING STATEMENTS This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include information concerning possible or assumed future results of operations of our company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2015 Annual Report on Form 10-K filed on February 22, 2016. Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. For definitions of terms and reconciliations for certain financial measures disclosed herein, including, but not limited to, funds from operations (FFO), normalized funds from operations (normalized FFO), funds available for distribution (FAD), normalized funds available for distribution (normalized FAD), annualized base rents, net operating income (NOI), cash net operating income (cash NOI), same-property cash NOI, adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA), on-campus/aligned, and tenant retention, please see our company’s earnings press release issued on April 25, 2016 and our company’s Supplemental Financial Package for the quarter ended March 31, 2016, each of which is available in the investor relations section of our company’s website located at www.htareit.com. 1 www.htareit.com Annual Meeting of Stockholders | July 7, 2016

HEALTHCARE TRUST OF AMERICA (NYSE: HTA) Largest Dedicated Owner of Medical Office For The Future of Healthcare 2 www.htareit.com Annual Meeting of Stockholders | July 7, 2016 1 Through April 2016 3 Shareholder returns from January 1, 2007 through May 31, 2016 All data as of March 31, 2016 unless otherwise stated 67% Outpatient Real Estate Portfolio (% of GLA) Key Market Focus – Top 10 (% of Invested $) Hospital Campus 4.0% 4.0% 4.4% 4.5% 4.5% 4.8% 5.4% 5.7% 6.4% 9.8% Atlanta, GA Indianapolis, IN Miami, FL Albany, NY Greenville, SC Phoenix, AZ Houston, TX Dallas, TX Hartford/New Haven, CT Boston, MA On-Campus/ Adjacent 33% Core Community Outpatient Academic Med Center 61% 6% 33% FOUNDED IN 2006 – EXPERIENCED MANANGEMENT AND BOD DRIVING 10 YEARS OF VALUE CREATION MOBs: CORE-CRITICAL REAL ESTATE WITH HEALTHCARE TAILWINDS PORTFOLIO SERVING THE FUTURE OF HEALTHCARE; KEY MARKET CONCENTRATIONS DEDICATED OPERATING PLATFORM DRIVES CONSISTENT PERFORMANCE PRUDENT GROWTH: SCALABLE BUSINESS IN FRAGMENTED SECTOR INVESTMENT GRADE COMPANY: CONSERVATIVE & POSITIONED FOR GROWTH

EXPERIENCED EXECUTIVE MANAGEMENT PLATFORM

HTA's Executive Leadership Team Has Decades of Experience



Scott Peters – Chairman, CEO, and President (*Founded HTA in 2006)*

- CEO of Grubb & Ellis (NYSE), '07-'08
- CEO of NNN Realty Advisors, '06-'08
- EVP, CFO, Triple Net Properties, Inc., '04-'06
- Co-Founder, CFO of Golf Trust of America, Inc. (AMEX), '97-'07
- EVP, Pacific Holding Company/LSR, '92-'96
- EVP, CFO, Castle & Cooke Properties, Inc. (Dole Food Co.), '88-'92



Robert Milligan, Chief Financial Officer (13 years experience)

- Former EVP Capital Markets - HTA
- Vice President, Bank of America Merrill Lynch, '07–'11
- Senior Analyst / Financial Management Program, General Electric, '03 –'07



Mark Engstrom, EVP – Acquisitions (29 years experience)

- CEO, InSite Medical Properties, '06–'09
- Mgr. of Real Estate Services, Hammes Company, '01–'05
- Vice President, PM Realty Group, '98–'01
- Founder/Principal–Pacific Health Properties, '95–'98
- Hospital Administrator, Good Samaritan Health System, '87–'95



Amanda Houghton, EVP - Asset Management (15 years experience)

- Manager of Joint Ventures, Glenborough LLC, '06–'09
- Senior Analyst, ING Clarion, '05 –'06
- Senior Analyst, Weyerhauser Realty Investors, '04–'05
- RSM EquiCo and Bernstein, Conklin, & Balcombe, '01-'03



Bridget Legge, Chief Accounting Officer (16 years experience)

- Owner & Chief SEC Reporting Consultant, Acacia Financial Services, '02 – '11
- Controller, Universal Broadband Services, '00 – '02
- Manager Franchise Accounting and Financial Reporting, Remedy temporary Staffing, '96 – '00



Mary Jensen, VP Capital Markets (17 years experience)

- VP IR, Spirit Realty Capital (NYSE:SRC), '14 – '16
- VP IR (Public), CIM Group (NASDAQ: CMCT,OFS), '13 – '14
- Head of Treasury, Risk & IR, IMC, '12 – '13
- VP IR, Douglas Emmett (NYSE:DEI) / (Financial Relations Board), '06 – '12
- Director IR, Essex Property Trust (NYSE:ESS), '01 – '06
- Director IR, Mack-Cali Realty(NYSE:CLI), '99 – '01

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STRONG GOVERNANCE

W. Bradley Blair, II*	- Former Chairman and CEO of Golf Trust of America, Inc., a publicly traded REIT. - Served as Officer in various legal firms and real estate companies with a focus on real estate, finance, taxation, and acquisitions. - Lead Independent Director* since December 2014; Independent Director Since September 2006
Maurice J. Dewald	- Current Chairman and CEO of Verity Financial Group – Financial Advisory Firm focused on healthcare and technology - Formerly managing partner and board member for KPMG, LLP - Director for Targeted Medical Pharma, Inc.; former director Tenet Healthcare - Audit Committee Chairman; Independent Director Since 2006
Warren D. Fix	- Currently serves as a partner in The Contrarian Group, an investment management company - Former CEO and CFO of WCH, Inc. (formerly Candlewood Hotels); Former CFO of the Irvine Company - Served in various C-level capacities with various real estate focused companies primarily in the hotel and multifamily sectors - Corporate Governance Chairman; Independent Director Since September 2006
Peter N. Foss	- Former Executive Officer for General Electric (36 years), including roles as President of GE's Olympic Sponsorship and Corporate Accounts and GM for Enterprise Selling, Sales Force Effectiveness, and Corporate Sales. - Serves on the Board of Polymer Group, Inc., a Blackstone portfolio company, and Capital Bank, N.A. - Independent Director Since March 2015
Daniel S. Henson	- Former Executive Officer for General Electric (25 years), including roles as Chief Marketing Officer of GE Company; and - EVP of GE Capital, led commercial lending and leasing in NA, largest segment of the biggest non-bank financial institution in the U.S - Independent Director Since 2016
Larry L. Mathis	- Founding CEO and President of Methodist Hospital System (Houston, Texas) - Elected to Modern Healthcare's Hall of Fame in 2016 for his impact thru 35+ years healthcare administration - Former board member of Alexion Pharmaceuticals and Centerpulse, Inc. - Risk Committee Chairman; Independent Director Since April 2007
Gary T. Wescombe	- Currently a Principal at American Oak Properties, LLC where he manages and develops real estate operating properties - Former Partner at Warmington Wescombe Realty Partners and Ernst & Young, LLP - Compensation Committee Chairman; Independent Director Since October 2006

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A DECADE OF SHAREHOLDER VALUE CREATION  195% relative total Shareholder return (1/1/07—6/30/16)  11.5% Average Total Returns Since First Distribution  Individuals who invested $1,000 with HTA in 2006 have an investment worth over $2,950 with reinvested dividends at 6/30/16  Significantly outperformed the RMS and the S&P 500  Outperformed US HC REIT Index and Direct Peers INDUSTRY-LEADING PERFORMANCE – POSITIONED FOR THE NEXT 10 YEARS 5 www.htareit.com Annual Meeting of Stockholders | July 7, 2016 -75% -25% 25% 75% 125% 175% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 HTA Total Returns Compared to Peers (Since Inception) HTA SNL HC REIT HR The Big 3: HCP, VTR, HCN Big 3: 158% HC REIT: 155% HR: 74% HTA: 195% -75% -25% 25% 75% 125% 175% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 HTA Total Returns Compared to Market (Since Inception) HTA US REIT Index (RMS) S&P 500 HTA: 195% S&P: 79% RMS: 56%

CORE CRITCAL REAL ESTATE WITH HEALTHCARE TAILWINDS Healthcare is Fastest Growing Sector of U.S. Economy  Healthcare employment is growing 2x faster than any other sector  10,000 people turning 65 every day (4x as many physician visits as younger population)  The Affordable Care Act will add 25 to 35 million newly insured individuals  Healthcare Expenditures Increasing to 20% of U.S. GDP Healthcare Moving to Cost-effective Outpatient Locations  Focus on cost-effective care – private insurers & government payors  Outpatient is the economically efficient location  Health systems & providers focused on convenience – Serving patients where they are  Mt. Sinai: “If our Beds Are Full, We have Failed” 6 www.htareit.com Hospitals have been facing limitations on expansion and as a result, more procedures are being performed in outpatient facilities Insurance companies and government healthcare programs have been directing patients to less-costly outpatient care 0 Source: American Hospital Association 0 500 1,000 1,500 2,000 2,500 100 105 110 115 120 125 130 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 OUTPATIENT VISITS ARE INCREASING OVER TIME Inpatient Admissions/1000 Persons Outpatient Visits/1000 Persons INPATIENT OUTPATIENT OUTPATIENT TRENDS INCREASING Annual Meeting of Stockholders | July 7, 2016

25.4% of GLA 17.7% of GLA 17.2% of GLA 11.2% of GLA 14.8% of GLA 13.6% of GLA  $3.9 Billion Invested*  16.9 million square feet in 20-25 Key Markets*  Core Outpatient Locations:  67% On-Campus / Academic  33% Core-Community Outpatient  92% Located in Top 75 MSAs  93% HTA Managed & Leased HTA REAL ESTATE INVESTMENT PLATFORM LARGEST DEDICATED OWNER OF MEDICAL OFFICE FOR THE FUTURE OF HEALTHCARE 7 www.htareit.com All data as of 3/31/16 unless otherwise stated * Reflects acquisitions made thru April 30, 2016 Annual Meeting of Stockholders | July 7, 2016

STRATEGIC INVESTMENTS IN CORE-CRITICAL LOCATIONS

On-Campus - 67%

Hospital Campuses (61%) / Academic Medical Centers (6%)

- Long-term steady demand supported by hospital infrastructure and ancillary services
- Limited developable land around hospital campuses
- Designated healthcare cluster drives referral patterns
- Hospital / University name recognition and reputation
- Clinical, lab, research, and academic space shapes future delivery of healthcare
- Considerations: Health system can restrict tenants in on-campus MOB's; hospital campuses not always convenient for patients



PATEWOOD MEMORIAL HOSPITAL
ST. FRANCIS EASTSIDE
PATEWOOD MOB C
PATEWOOD MOB B
PATEWOOD MOB A
PATEWOOD
GREENVILLE, SC,
$179M, ACQUIRED 2009



BOSTON UNIVERSITY MEDICAL CENTER
BOSTON MEDICAL CENTER
TUFTS MEDICAL CENTER 1 MILE
BIOSQUARE
Tufts & Boston University,
BOSTON, MA,
$250M, ACQUIRED 2014-2015
670 ALBANY STREET AT BOSTON MEDICAL CENTER

33%

Core Community Outpatient

- Strategically located within the community and other healthcare buildings
- More than 2/3 of all physicians practice "off-campus" (source: Revista)
- Favored location for independent multi-specialty physician group – fastest growing segment of physicians (i.e., Westmed, ProHealth)
- No restrictions – multiple providers and health system networks compete for space



MEMORIAL SLOAN-KETTERING CANCER CENTER 0.25 MILES
WHITE PLAINS, NY
$93M, ACQUIRED 2014

www.htareit.com Investor Presentation | April 2016 8

HTA KEY MARKET ECONOMIC DRIVERS AS COMPARED TO U.S. FIGURES (Average) Growth/Year 1.0x Higher Median Household Income 6% Higher Unemployment 21% Lower 1-Year GDP Growth (‘12 – ‘13) 43% Higher 4-Year GDP Growth (’09 – ’13) 29% Higher Undergraduate Degree or Higher 11% More Job Growth (‘14 – ’15) 24% More KEY MARKETS – SUPERIOR HEALTHCARE DEMOGRAPHICS 9 ~50% Invested in Top 25 MSA’s 91.2% Invested in Top 75 MSA’s 61% Invested in Top 50 MSA’s 9 www.htareit.com Annual Meeting of Stockholders | July 7, 2016

SCALABLE BUSINESS IN A FRAGMENTED SPACE 10 www.htareit.com $3.9 Billion Invested * Acquisitions through April 30, 2016 $ millions 9% 46% 33% 5% 8% REITs Hospitals / Healthcare Systems Providers / Private Owners Private Equity / Developers Government / Other Large, Fragmented Industry with Ample Investment Opportunities Leading Investor of Medical Office Buildings  Target key markets with dynamic and growing economies and health systems  Focus on critical locations primarily located directly on- campus or in core-community outpatient locations  Underwrite well-occupied MOB assets with strong same-store growth potential on HTA’s platform  Accretive to HTA’s cost of capital and commitment to a low leveraged balance sheet Capital Recycling  Since 2014, HTA has recycled $146M of assets  Recycling non-core assets: (i) outside of key markets, (ii) single-tenanted in nature, or (iii) non-MOB’s  Generated gains of $32M ; Low teen levered IRR’s on investments Annual Meeting of Stockholders | July 7, 2016 $83 $36 $27 $413 $558 $456 $802 $68 $295 $398 $440 $272 $435 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016* Acquisitions Dispositions

INVESTMENT GRADE COMPANY  $562.3 million total liquidity from undrawn revolver and unrestricted cash as of 03/31/2016  Weighted average borrowing cost of 3.3%  Weighted average debt maturity of 4.8 years  Investment Grade Credit Ratings from Moody’s and Standard & Poor’s of Baa2 / BBB Capital Structure 1 1 Based on total capitalization as of 03/31/2016 Balance Sheet Capacity Debt Maturities ($mm) $0 $100,000 $200,000 $300,000 $400,000 $500,000 2016 2017 2018 2019 2020 2021 2022 2023 Unsecured Secured 30% Debt 24% Unsecured 6% Secured 70% Equity 11 www.htareit.com Annual Meeting of Stockholders | July 7, 2016

2015 / 2016 HIGHLIGHTS 12 www.htareit.com Annual Meeting of Stockholders | July 7, 2016 2015 Accomplishments  Predictable internal performance – 3% quarterly Same Property NOI growth  Prudent external growth – Invested $271.5 million in 11 high quality MOB’s or 770,000 square feet – Recycled $35.7 million of non-core assets and recycled into stronger performing assets  Issued $44 million of equity to fund acquisitions  Grew Normalized FFO per share by 5% and increased our quarterly dividend by 1.7% to an annualized rate of $1.18 per common share 2016 Quick Takes  Strong cost of capital resulting in accretive acquisitions where we continue to build out Key Market concentration creating geographic synergies – Invested $435 million, or 1.7 million square feet – Recycle $26.5 million non-core assets and reinvested into better performing MOB assets  Raised over $336 million of equity, including $70 million through an OP Unit transaction  Grew Normalized FFO per share by 8% in Q1-2016.  Strong balance sheet with less than 30% debt and a well-protected dividend

Leading owner of Medical Office Buildings Healthcare Trust of America, Inc. Thank You For Your Continued Support